Fees Summary	Dec. 05, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	90,892.23
Total Transaction Valuation	658,162,416.14
Total Offset Amount	0
Net Fee	$ 90,892.23